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                                                                    EXHIBIT 99.1

[ABINGTON BANCORP, INC. LOGO]

                                 NEWS RELEASE

                            FOR IMMEDIATE RELEASE


FOR: Abington Bancorp, Inc.         CONTACT: Robert M. Lallo
     97 Libbey Parkway                       Treasurer & Chief Financial Officer
     Weymouth Woods Corporate Offices        (781) 682-6903
     P.O. Box 890237
     Weymouth, MA  02189-0237
     www.AbingtonSavings.com

           ABINGTON BANCORP REQUESTS EXTENSION FOR FILING FORM 10-K

 REVISING 2002 RESULTS TO ACCOUNT FOR IMPACT OF ACCELERATED MORTGAGE PREPAYMENT
                           ON SECURITIES PORTFOLIO

APRIL 1, 2003 - WEYMOUTH, MA - Abington Bancorp (NASDAQ: ABBK), a one-bank holding company for Abington Savings Bank ("the Bank"), today announced that it has filed a Form 12b-25 with the Securities and Exchange Commission requesting an extension for filing its Form 10-K for the year ended December 31, 2002. The Bank expects to file its Form 10-K on or before April 15, 2003.

The Bank is delaying its filing to revise previously reported 2002 results to account for the impact of increased mortgage prepayment assumptions, as well as errors in accounting for the distribution of certain payments received, on portions of the Company's MBS (mortgage backed securities) portfolio. MBSs are investment-grade securities backed by pools of mortgages of differing maturities. Borrowers taking advantage of interest rates at 40-year lows are prepaying mortgages at an accelerated pace, thus shortening the schedule for amortizing the premiums paid for certain of these securities. During an internal review by its accounting department, the Bank determined that underlying prepayment assumptions used in the calculation of net interest margins in 2002 did not adequately reflect the actual prepayment rates of certain of the securities in its portfolio. The Bank also determined that certain payments received on a portion of its MBS portfolio were not properly applied. Correcting these assumptions and related accounting issues will result in a downward adjustment in the Bank's interest income, and is expected to cause the Bank's adjusted earnings per share for 2002 to decrease by no more than $.58 per diluted share from the previously-reported $2.07.

Diluted earnings per share for the years ended December 31, 2001 and December 31, 2000 were $0.95 and $1.41, respectively.

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James P. McDonough, President and Chief Executive Officer, commented, "We have been quick to refine our financial model to pinpoint the effect of this accounting issue on our 2002 results, have adjusted our prepayment assumptions going forward and already have taken the necessary proactive steps in the management of our entire investment portfolio to mitigate the impact on our 2003 results."

The Bank plans to hold a conference call to address this issue in detail following the filing of its Form 10-K. Details of the call will be issued at that time.

ABOUT ABINGTON BANCORP.
Abington Savings Bank is a Massachusetts-chartered savings bank with offices in Abington, Boston (Dorchester), Brockton, Canton, Cohasset, Halifax, Hanover, Hanson, Holbrook, Hull, Kingston, Milton, Pembroke, Quincy, Randolph and Whitman. Its deposits are insured by the Federal Deposit Insurance Corporation and Depositors Insurance Fund.

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CERTAIN STATEMENTS HEREIN CONSTITUTE "FORWARD-LOOKING STATEMENTS," WITHIN THE
MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED, INCLUDING CHANGING REGIONAL AND NATIONAL ECONOMIC CONDITIONS, CHANGES IN THE REAL ESTATE MARKET, CHANGES IN LEVELS OF MARKET INTEREST RATES, CREDIT RISKS ON LENDING ACTIVITIES, AND COMPETITIVE
AND REGULATORY FACTORS. ALL FORWARD-LOOKING STATEMENTS ARE NECESSARILY SPECULATIVE AND UNDUE RELIANCE SHOULD NOT BE PLACED ON ANY SUCH STATEMENTS, WHICH ARE ACCURATE ONLY AS OF THE DATE MADE. THE COMPANY DISCLAIMS ANY DUTY
TO UPDATE SUCH FORWARD-LOOKING STATEMENTS.




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